UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 30, 2023

TERRA PROPERTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-40496	81-0963486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 West 28th Street, 12th Floor

New York New York 10001

(Address of principal executive offices, including zip code)

(212) 753-5100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.00% Notes due 2026	TPTA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 3.03.	Material Modification of Rights of Security Holders.

The information set forth in Item 5.03 of this Form 8-K is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 1, 2023, Terra Property Trust, Inc., a Maryland corporation (the “Company”), filed the Second Articles of Amendment and Restatement of the Company (the “Second Articles”) with the State Department of Assessments and Taxation of Maryland (“SDAT”). Set forth below is a summary of the amendments to the Company’s charter contained in the Second Articles.

Amendments to Permit Earlier Conversion of Class B Common Stock into Class A Common Stock

Pursuant to the Second Articles, effective upon any “direct listing” (i.e., a listing on a securities exchange not involving an initial public offering of shares) of the Company’s Class A common stock, par value $0.01 per share (“Class A Common Stock”), the Company’s board of directors (the “Board”) may convert such number of the issued and outstanding shares of the Company’s Class B common stock, par value $0.01 per share (“Class B Common Stock”), as the Board determines in its sole discretion into an equal number of shares of Class A Common Stock (an “Early Conversion”). The Second Articles also provide that (i) 365 calendar days (or, if such date is not a business day, the next business day) after the date of the Early Conversion (or such earlier date following the Early Conversion as approved by the Board) (the “Initial Automatic Conversion Date”), one-half of the remaining outstanding shares of Class B Common Stock will automatically convert into an equal number of shares of Class A Common Stock, and (ii) 545 calendar days (or, if such date is not a business day, the next business day) after the Early Conversion (or such earlier date following the Initial Automatic Conversion date approved by the Board), all of the remaining outstanding shares of Class B Common Stock will automatically convert into an equal number of shares of Class A Common Stock.

Amendments to Include Sprining Provisions Required by the NASAA REIT Guidelines

The Second Articles include the provisions generally required by state securities administrators in applying the terms of the Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association (the “NASAA REIT Guidelines”), provided that such provisions (the “Springing NASAA Provisions”) will not take effect unless and until the date that the Securities and Exchange Commission (“SEC”) declares effective the Company’s registration statement with respect to the Company’s first public offering as a public, non-listed REIT (i.e., a public offering registered with the SEC and the states, without any listing of the Company’s shares, which is referred to herein as the “Non-Traded REIT IPO”). If the Non-Traded REIT IPO never occurs, the Springing NASAA Provisions will have no force or effect.

The Springing NASAA provisions, when effective, will impose numerous terms and limitations on the Company’s operations and corporate governance, including, without limitation, the following:

•	Provisions Regarding Directors and Board Actions

o	An “Independent Director” is defined as a director who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly associated with Terra Capital Partners (collectively, the “Sponsor”) or Terra REIT Advisors, LLC, the Company’s external manager (including any successor thereto, the “Adviser”) by virtue of (a) ownership of an interest in the Sponsor, the Adviser or any of their affiliates, (b) employment by the Sponsor, the Adviser or any of their affiliates, (c) service as an officer or director of the Sponsor, the Adviser or any of their affiliates, (d) performance of services, other than as a director, for the Company, (e) service as a director or trustee of more than three REITs organized by the Sponsor or advised by the Adviser or (f) maintenance of a material business or professional relationship with the Sponsor, the Adviser or any of their affiliates.

o	A majority of the Company’s directors must be Independent Directors (as defined above) except for a period of up to 60 days after the death, removal or resignation of an Independent Director pending the election of their successor, and majority of the members of each committee of the Board must be Independent Directors.

o	Only Independent Directors (if any) may nominate replacements for vacancies among the Independent Directors’ positions.

o	Each director must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets the Company acquires, and at least one Independent Director must have at least three years of relevant real estate experience.

o	Subject to the rights of any classes or series of preferred stock to elect or remove directors, any director, or the entire Board, may be removed at any time by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast in the election of directors.

•	Provisions Regarding Stock, Distributions and Investors

o	The issuance of preferred stock must be approved by a majority of the Independent Directors.

o	Distributions in kind are not permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the Company’s dissolution and liquidation or distributions of in-kind property which meet certain additional criteria.

o	Until a listing of the Company’s stock, all purchasers of shares of the Company’s common stock sold in a Non-Traded REIT IPO will be subject to the minimum gross income and net worth investor suitability standards required by the NASAA REIT Guidelines.

o	Any repurchase of shares pursuant to any stock repurchase plan the Company establishes may not impair the Company’s capital or operations, and neither the Sponsor, the Adviser, any director nor any affiliate thereof may receive any fees from the repurchase of the Company’s stock.

o	Under any distribution reinvestment plan the Company establishes, (i) all material information regarding the effect of reinvesting distributions, including tax consequences, must be provided to the Company’s stockholders at least annually, and (ii) each participant in such a reinvestment plan must have a reasonable opportunity to withdraw from the plan at least annually.

•	Provisions Regarding Liability and Indemnification

o	The Company will not indemnify or hold harmless a director, the Adviser or any of the Company’s affiliates (collectively, the “Indemnitees”) for any liability suffered by the Company unless all of the following conditions are met:

▪	The Indemnitee has determined, in good faith, that the course of conduct that caused the liability was in the Company’s best interests.

▪	The Indemnitee was acting on behalf of or performing services for the Company.

▪	Such liability or loss was not the result of (i) negligence or misconduct, if the Indemnitee is a director (other than an Independent Director), the Adviser or the Company’s affiliate or (ii) gross negligence or willful misconduct, if the Indemnitee is an Independent Director.

▪	Such indemnification or agreement to hold harmless is recoverable only out of the Company’s net assets and not from the Company’s stockholders.

o	The Company will not indemnify an Indemnitee or any person acting as a broker-dealer for any liability arising out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met:

▪	a successful adjudication on the merits of each count involving alleged securities law violations;

▪	such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or

▪	a court of competent jurisdiction approves a settlement of the claims against the Indemnitee, among other conditions.

•	Provisions Regarding the Adviser, Fees and Expenses

o	The Company’s management agreement with the Adviser (the “Advisory Agreement”) may have a term of no more than one year, subject to an unlimited number of successive one-year renewals upon mutual consent of the parties.

o	A majority of the Independent Directors may terminate the Advisory Agreement on 60 days’ written notice without cause or penalty (including any termination fee).

o	The Board must review and evaluate the qualifications of the Adviser before entering into, and evaluate the performance of the Adviser before renewing, an Advisory Agreement. The Independent Directors will be responsible for reviewing, at least annually, the performance of the Adviser and determining that compensation to be paid to the Adviser is reasonable in relation to the services performed and that such compensation is within the limits prescribed by the charter.

o	Acquisition fees paid by us to the Adviser must be reasonable and may not exceed 6% of the purchase price paid for the acquired property or, in the case of a mortgage, 6% of the funds advanced.

o	Disposition fees paid by the Company to the Adviser upon the sale of a property may not exceed the lesser of (i) one-half of a reasonable, customary real estate commission for the property or (ii) 3% of the sales price of such property; provided, however, that in no event may the aggregate of the disposition fees and any real estate commissions paid to unaffiliated third parties exceed 6.0% of the contract sales price.

o	Incentive fee paid by the Company to the Adviser in the form of an interest in the Company’s gain from the disposition of assets must be reasonable. Such an interest in gain from the sale of assets will be considered reasonable if it does not exceed 15% of the balance of such net proceeds remaining after payment to the Company’s common stockholders, in the aggregate, of an amount equal to 100% of the net proceeds from the sale of the Company’s shares, plus an amount equal to 6% of such net proceeds per annum cumulative.

o	Following the fourth fiscal quarter after the Non-Traded REIT IPO commences, the Company may not reimburse the Adviser at the end of any fiscal quarter for Total Operating Expenses that, in the four consecutive fiscal quarters then ended, exceed the greater of 2% of the Company’s average invested assets or 25% of the Company’s net income for such four fiscal quarters, unless the Independent Directors determine, based on such unusual and non-recurring factors that they deem sufficient, that a higher level of expense reimbursement is justified and written disclosure of such determination is provided to the Company’s stockholders.

•	Provisions Regarding Investment and Leverage Limitations

o	The Second Articles include the limitations upon investment activity required by the NASAA REIT Guidelines, including, without limitation:

▪	The following limits on investments in or originations of mortgages:

•	The Company may not invest in or originate any mortgage (excluding any investments in mortgage pools, commercial mortgage-backed securities or residential mortgage-backed securities) unless an appraisal is obtained concerning the underlying property, except for those loans insured or guaranteed by a government or government agency.

•	The Company may not invest in or originate any mortgage, including a construction loan but excluding any investments in mortgage pools, commercial mortgage-backed securities or residential mortgage-backed securities, on any single real property if the aggregate amount of all mortgage loans on such property, including the Company’s loans, would exceed 85% of the appraised value of such property as determined by appraisal (unless substantial justification exists due to other underwriting criteria).

•	The Company may not invest in or originate any mortgages (excluding any investments in mortgage pools, commercial mortgage-backed securities or residential mortgage-backed securities) that are subordinate to any lien or other indebtedness or equity interest of the Adviser, the Sponsor, any director or any affiliate thereof.

▪	The Company may not invest in equity securities unless a majority of the Company’s directors (including a majority of the Independent Directors) not otherwise interested in the transaction approve such investment as being fair, competitive and commercially reasonable.

▪	Not more than 10% of the Company’s total assets may be invested in unimproved real property or indebtedness secured thereby.

▪	The Company may not invest in commodities and commodities futures contracts or real estate contracts of sales, subject to certain conditions and exceptions.

o	The Company’s aggregate leverage must be reasonable in relation to the Company’s net assets and the maximum leverage in relation to net assets may not exceed 300%; provided, that the Company’s leverage may exceed such limit if any excess over such level is approved by a majority of the Independent Directors.

•	Provisions Regarding Related Party Transactions

o	The Company may only purchase or lease an asset from, or sell or lease an asset to, or engage in any other material transaction with, the Sponsor, the Adviser, a director or any affiliate thereof, upon a finding by a majority of Directors (including a majority of Independent Directors) that such transaction is fair and reasonable to the Company and, in the case of a purchase by the Company, at a price no greater than the cost of the asset to such Sponsor, Adviser, director or affiliate.

o	The Company may not make loans to the Sponsor, the Adviser, a director or any affiliate thereof except mortgages (as permitted by the Company’s charter) or loans to the Company’s wholly owned subsidiaries.

o	The Company may not borrow money from the Sponsor, the Adviser, a director or any affiliate thereof unless approved by a majority of the Directors (including a majority of the Independent Directors).

•	Provisions Regarding Voting and Stockholder Meetings

o	Special stockholder meetings may be called upon request of stockholders entitled to cast 10% of all the votes entitled to be cast at such meeting.

o	Holders of a majority of the Company’s shares entitled to vote present in person or by proxy may vote to elect the Company’s directors.

o	A quorum will be the presence in person or by proxy of stockholders entitled to cast at least 50% of all the votes entitled to be cast at such meeting on any matter.

o	Except for those amendments permitted to be made without stockholder approval under Maryland law or by specific provision in the Company’s charter, any amendment to the charter will be valid only if declared advisable by the Board and approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter.

•	Provisions Regarding Roll-Up Transactions

o	In connection with any transaction involving the Company’s acquisition, merger, conversion or consolidation, directly or indirectly, and the issuance of securities of another entity (a “roll-up entity”), that would be created or would survive after the successful completion of such transaction (excluding any transaction involving the Company’s securities that have been listed on a national securities exchange for at least 12 months) (a “Roll-Up”), the Company must obtain an appraisal of the Company’s assets from a competent independent appraiser. A summary of the appraisal, indicating all material assumptions underlying it, must be included in a report to the Company’s stockholders in connection with any proposed Roll-Up.

o	In connection with a proposed Roll-Up, the person sponsoring the Roll-Up must offer to the Company’s stockholders who vote against the Roll-Up the choice of:

▪	accepting the securities of a roll-up entity offered in the proposed Roll-Up; or

▪	either: (a) remaining holders of the Company’s common stock and preserving their interests therein on the pre-existing terms, or (b) receiving cash based on the appraised value of the Company’s net assets.

o	The Company is prohibited from participating in any Roll-Up that would result in, among other things, the Company’s common stockholders having voting rights in a roll-up entity that are less than those provided in the Company’s charter.

•	Miscellaneous

o	The Second Articles also include provisions required by the NASAA REIT Guidelines regarding:

▪	Right of stockholders to inspect corporate books and records;

▪	Right of stockholders to access to stockholder lists;

▪	Annual reports to stockholders;

▪	Rights of the Company’s directors, the Adviser and their affiliates to vote their shares of the Company’s stock;

▪	The creation of defined terms, as generally defined by the NASAA REIT guidelines, necessary to implement the provisions discussed above; and

▪	Certain provisions which, while not required by the NASAA REIT Guidelines, are consistent with provisions required by the NASAA REIT Guidelines and are customary in the public, non-listed REIT industry or otherwise expected by state securities regulators.

Amendments to Include Provisions Regarding Tender Offers

The Second Articles include provisions (collectively, the “Tender Offer Provisions”) governing third-party offers to the Company’s stockholders to purchase less than 5% of the outstanding shares of the Company’s common stock (commonly referred to as “mini-tender offers”). A summary of the Tender Offer Provisions is set forth below.

•	Any person that makes a tender offer for the Company’s shares (a “Bidder”), including, without limitation, a “mini-tender” offer, must comply with all of the SEC’s tender offer rules, including, without limitation, public disclosure and notice requirements, that would be applicable if the tender offer was for more than 5% of the outstanding shares; provided, however, that such documents are not required to be filed with the SEC.

•	Any Bidder must provide the Company with at least ten business days prior to initiating any tender offer.

•	If a Bidder initiates a tender offer without complying with requirements summarized above (a “Non-Compliant Tender Offer”) and the Company does not recommend acceptance of such Non-Compliant Tender Offer in the statement that the Company sends to its stockholders regarding such Non-Compliant Tender Offer (the “Position Statement”), then any stockholder who tendered their shares in connection with the Non-Compliant Tender Offer may deliver a rescission notice to the Company within 30 days of issuance of the Position Statement indicating such stockholder’s desire to rescind its tender. Upon timely delivery of such a rescission notice, such stockholder’s purported tender will be deemed void and the Bidder will acquire no rights in such stockholder’s shares.

•	Unless waived by the Company, any Bidder who makes a Non-Compliant Tender Offer that is not recommended by the Company in the Position Statement will be responsible for all expenses the Company incurs in connection with its review of the Non-Compliant Tender Offer, the preparation and delivery of the Position Statement and the enforcement of the Tender Offer Provisions.

The foregoing description of the terms of the Second Articles is not exhaustive and is qualified in its entirety by the full text of the Second Articles, a copy of which is filed as Exhibit 3.1 hereto.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 30, 2023, the Company held a special meeting of stockholders, solely by means of a virtual meeting conducted live over the internet, to vote on the Company’s proposal identified in the Company’s definitive proxy statement (the “Proxy Statement”) on Schedule 14A, filed with the Securities and Exchange Commission on November 13, 2023. Stockholders representing 20,094,102.6 shares, or 82.5%, of the 24,335,711 outstanding shares of Class B Common Stock were present in person or by proxy, constituting a quorum under applicable law. A summary of voting results with respect to the proposal is set forth below.

Proposal 1. The Company’s stockholders voted on a proposal to approve the Second Articles. The votes with respect to the proposal to approve the Second Articles were as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
20,034,169.6	34,264	25,669	0

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description

3.1	Second Articles of Amendment and Restatement of Terra Property Trust, Inc.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA PROPERTY TRUST, INC.

Date: December 5, 2023	By:	/s/ Gregory Pinkus
	Name:	Gregory Pinkus
	Title:	Chief Financial Officer